UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                           Washington, D. C. 20549

                                  FORM 8-K

                                CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d)
                   OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported) July 19, 2006

                    ART'S-WAY MANUFACTURING CO., INC.
          (Exact Name of Registrant As Specified In Its Charter)

                                 Delaware
              State or Other Jurisdiction of Incorporation

                     0-05131                  42-0920725
	           (Commi               (IRS Employer File No.)
               Identification Number)

                              P.O. Box 288
                          Armstrong, Iowa 50514
            (Address of Principal Executive Offices) (Zip Code)

                             (712) 864-3131
            (Registrant's Telephone Number Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

___ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

___ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

___ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

___ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.13e-4 (c))

                               Form 8-K

     Item 4.01   Changes in Registrant's Certifying Accountant

     On July 19, 2006, the Company's independent accountant previously engaged to audit the Company's financial statements, McGladrey & Pullen, LLP, orally informed the Chair of the Audit Committee that it did not desire to be re-appointed in 2006. McGladrey & Pullen, LLP's, report on the financial statements for the past two fiscal years did not contain an adverse opinion or disclaimer of opinion, or was modified as to uncertainty, audit scope, or accounting principles. There were no disagreements with McGladrey & Pullen, LLP, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to McGladrey & Pullen, LLP's, satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its report.

Item 9.01     Financial Statements and Exhibits

     Attached as Exhibit 99.1 is McGladrey & Pullen, LLP's, letter to the Company dated July 25, 2006, filed pursuant to Item 304(a)(3) of
Regulation S-B.

                           SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     ART'S-WAY MANUFACTURING CO., INC.

Date: July 25, 2006                  By: /s/ Carrie L. Majeski
                                         Carrie L. Majeski
                                         Chief Financial Officer



                          Exhibit Index

                           Description

Exhibit No. 99.1     Letter from McGladry & Pullen, LLP dated July 25, 2006.